Exhibit 10.40

FOURTH AMENDMENT TO THE PIONEER NATURAL RESOURCES USA, INC.
401(k) AND MATCHING PLAN
(Amended and Restated Effective as of January 1, 2020)

THIS FOURTH AMENDMENT is made and entered into by Pioneer Natural Resources USA, Inc. (the “Company”):
WITNESSETH:
WHEREAS, the Company maintains the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the “Plan”);

WHEREAS, pursuant to Section 8.3 of the Plan, the Benefit Plan Design Committee (the “Committee”) of the Company maintains the authority to amend the Plan at any time; and

WHEREAS, the Committee desires to amend the Plan to (i) change the matching contribution rate effective December 21, 2020 and (ii) change the eligibility requirements for the additional matching contributions rate effective January 1, 2021.

NOW THEREFORE, the Plan is hereby amended as follows:
1. Effective December 21, 2020, Section 3.2(a) of the Plan is hereby amended as follows:
(a)
(i)    For each pay period ending prior to May 25, 2020, an Employer shall make to the Plan for each Participant in its employ a Matching Contribution equal to 200% of the Pre-Tax Contributions and Pre-Tax Contributions designated as Roth Contributions made by the Employer on such Participant’s behalf during such pay period which are not in excess of 5% of such Participant’s Basic Compensation for such pay period.

(ii) For each pay period beginning on May 25, 2020 and ending on December 20, 2020, an Employer shall make to the Plan for each Participant in its employ a Matching Contribution equal to 100% of the Pre-Tax Contributions and Pre-Tax Contributions designated as Roth Contributions made by the Employer on such Participant’s behalf during such pay period which are not in excess of 5% of such Participant’s Basic Compensation for such pay period.

(iii)    For each pay period beginning on or after December 21, 2020, an Employer shall make to the Plan for each Participant in its employ a Matching Contribution equal to 100% of the Pre-Tax Contributions and Pre-Tax Contributions designated as Roth Contributions made by the Employer on such Participant’s behalf during such pay period which are not in excess of 10% of such Participant’s Basic Compensation for such pay period.

2. Effective January 1, 2020, Section 3.2(b) of the Plan is hereby amended as follows:
(b)
(i) For the Plan Year ending on December 31, 2020, an Employer shall make to the Plan for each Participant in its employ on the last day of such Plan Year (except as provided below in subsection (b)(iii)) an additional Matching Contribution prorated based on the Matching Contribution rates set forth in Section 3.2(a). The additional Matching Contribution will equal (1) A minus B, where A is equal to 200% multiplied by the lesser of (i) the Participant’s Total Tax-Advantaged Contributions for the Plan Year or (ii) 5% of the Participant’s Basic Compensation for the Plan Year, and B is equal to the total amount of Matching Contributions made for the Participant for the Plan Year pursuant to Section 3.2(a) (iii) multiplied by 11/26 plus (2) C minus D, where C is equal to 100% multiplied by the lesser of (i) the Participant’s Total Tax-Advantaged Contributions for the Plan Year or (ii) 5% of the Participant’s Basic Compensation for the Plan Year, and D is equal to the total amount of Matching Contributions made for the Participant for the Plan Year pursuant to Section 3.2(a) (iii) multiplied by 15/26; provided, however, that a Participant shall not receive an allocation of an additional Matching Contribution if the amount of such contribution is less than $1.

(ii) As of the end of each Plan Year beginning on or after January 1, 2021, an Employer shall make to the Plan for each Participant in its employ on the last day of such Plan Year (except as provided below in subsection (b)(iii)) an additional Matching Contribution equal to A minus B, where A is equal to 100% multiplied by the lesser of (i) the Participant’s Total Tax-Advantaged Contributions for the Plan Year or (ii) 10% of the Participant’s Basic Compensation for the Plan Year, and B is equal to the total amount of Matching Contributions made for the Participant for the Plan Year pursuant to Section 3.2(a); provided, however, that a Participant shall not receive an allocation of an additional Matching Contribution if the amount of such contribution is less than $1.

(iii) For any Participant who is hired on or after January 1, 2021, no additional Matching Contribution will be made for the Plan Year containing the Participant’s Employment Date.

NOW, THEREFORE, be it further provided that except as provided above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has executed this Fourth Amendment this 2nd day of November 2020 to be effective as specified above.

PIONEER NATURAL RESOURCES USA, INC.

By: /s/ Tyson Taylor
Name: Tyson Taylor
Title: Vice President, Human Resources